UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2023

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 14, 2023, Open Text Corporation (“OpenText” or the “Company”) and certain of its subsidiaries entered into an amendment (the “Term Loan Amendment”) to the Company’s Credit Agreement, dated as of August 25, 2022 (the “Existing Term Loan Credit Agreement”, and as amended, supplemented or otherwise modified as of the effective date of the Term Loan Amendment, including by the Term Loan Amendment, the “Term Loan Credit Agreement”), among the Company, the lenders party thereto, the subsidiary guarantors party thereto and Barclays Bank PLC, as administrative agent and collateral agent.

The Term Loan Amendment reduces the Applicable Margin (as defined in the Term Loan Credit Agreement) by 0.75% over the remainder of the Term Loan. Following the Term Loan Amendment, at the Company’s election, loans made under the Term Loan Credit Agreement will bear interest at (i) the Base Rate (as defined in the Term Loan Credit Agreement) plus an applicable margin of 1.75%, (ii) Term SOFR (as defined in the Term Loan Credit Agreement) plus an applicable margin of 2.75% and the SOFR Adjustment (as defined in the Term Loan Credit Agreement) or (iii) Daily Simple SOFR (as defined in the Term Loan Credit Agreement) plus an applicable margin of 2.75% and the SOFR Adjustment.

The foregoing description of the Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Term Loan Credit Agreement set forth in Item 1.01 above, and the related Exhibit 10.1, concerning the Term Loan Amendment are incorporated herein by reference.

Item 7.01.	Regulation FD.

On August 14, 2023, OpenText issued a press release announcing the Term Loan Amendment. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment to Credit Agreement, dated August 14, 2023, by and among the Company, the guarantors party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and certain financial institution parties thereto.

99.1	Press Release, dated August 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

August 14, 2023	By:	/s/ Michael F. Acedo
Michael F. Acedo
Executive Vice-President, Chief Legal Officer & Corporate Secretary